Exhibit 21  Subsidiaries of the Company


                                                                                                   State of
Entity Name                                                          Entity Type                 Organization
----------------------------------------------------------------------------------------------------------------------
Academy Nursing Home, Inc.                                           Corporation                 Massachusetts
Accumed, Inc.                                                        Corporation                 New Hampshire
ADS Apple Valley, Inc.                                               Corporation                 Massachusetts
ADS Consulting, Inc.                                                 Corporation                 Massachusetts
ADS Danvers ALF, Inc.                                                Corporation                 Delaware
ADS Dartmouth ALF, Inc.                                              Corporation                 Delaware
ADS Group, Inc. (The)                                                Corporation                 Massachusetts
ADS Hingham ALF, Inc.                                                Corporation                 Delaware
ADS Hingham Nursing Facility, Inc.                                   Corporation                 Massachusetts
ADS Palm Chelmsford, Inc.                                            Corporation                 Massachusetts
ADS Recuperative Center, Inc.                                        Corporation                 Massachusetts
ADS Reservoir Waltham, Inc.                                          Corporation                 Massachusetts
ADS Senior Housing, Inc.                                             Corporation                 Massachusetts
ANR, Inc. (f/k/a Adacom Network Routers, Inc.)                       Corporation                 Delaware
Apple Valley Partnership Holding Company, Inc. (The)                 Corporation                 Pennsylvania
Applewood Health Resources, Inc.                                     Corporation                 Delaware
ASCO Healthcare of New England, Inc.                                 Corporation                 Maryland
ASCO Healthcare, Inc.                                                Corporation                 Maryland
ASL, Inc.                                                            Corporation                 Massachusetts
Assisted Living Associates of Berkshire, Inc. (The)                  Corporation                 Pennsylvania
Assisted Living Associates of Lehigh, Inc. (The)                     Corporation                 Pennsylvania
Assisted Living Associates of Sanatoga, Inc. (The)                   Corporation                 Pennsylvania
Assisted Living Associates of Wall, Inc. (The)                       Corporation                 New Jersey
Automated Professional Accounts, Inc.                                Corporation                 West Virginia
Berks Nursing Homes, Inc.                                            Corporation                 Pennsylvania
Breyut Convalescent Center, Inc.                                     Corporation                 New Jersey
Brightwood Property, Inc.                                            Corporation                 West Virginia
Brinton Manor, Inc.                                                  Corporation                 Delaware
Burlington Woods Convalescent Center, Inc.                           Corporation                 New Jersey
CareCard, Inc.                                                       Corporation                 Maryland
Carefleet, Inc.                                                      Corporation                 Pennsylvania
Century Care Constructions, Inc.                                     Corporation                 New Jersey
Cheltenham LTC Management, Inc.                                      Corporation                 Pennsylvania
CHG Investment Corp., Inc.                                           Corporation                 Delaware
CHNR-I, Inc.                                                         Corporation                 Delaware
Colonial Hall Health Resources, Inc.                                 Corporation                 Delaware
Colonial House Health Resources, Inc.                                Corporation                 Delaware
Compass Health Services, Inc.                                        Corporation                 West Virginia
Concord Companion Care, Inc.                                         Corporation                 Pennsylvania
Concord Health Group, Inc.                                           Corporation                 Delaware
Concord Healthcare Corporation                                       Corporation                 Delaware
Concord Healthcare Services, Inc.                                    Corporation                 Pennsylvania
Concord Home Health, Inc.                                            Corporation                 Pennsylvania

                                                                                                   State of
Entity Name                                                          Entity Type                 Organization
----------------------------------------------------------------------------------------------------------------------
Concord Pharmacy Services, Inc.                                      Corporation                 Pennsylvania
Concord Rehab, Inc. d/b/a American Therapy                           Corporation                 Pennsylvania
Concord Service Corporation                                          Corporation                 Pennsylvania
Crestview Convalescent Home, Inc.                                    Corporation                 Pennsylvania
Crestview North, Inc.                                                Corporation                 Pennsylvania
Crystal City Nursing Center, Inc.                                    Corporation                 Maryland
CVNR, Inc.                                                           Corporation                 Delaware
Dawn View Manor, Inc.                                                Corporation                 West Virginia
Delco Apothecary, Inc.                                               Corporation                 Pennsylvania
DELM Nursing, Inc.                                                   Corporation                 Pennsylvania
Denton Healthcare Corporation                                        Corporation                 Delaware
Derby Nursing Center Corporation                                     Corporation                 Connecticut
Diane Morgan and Associates, Inc. d/b/a DM & A Rehab                 Corporation                 Pennsylvania
Dover Healthcare Associates, Inc.                                    Corporation                 Delaware
Eastern Medical Supplies, Inc.                                       Corporation                 Maryland
Eastern Rehab Services, Inc.                                         Corporation                 Maryland
EIDOS, Inc.                                                          Corporation                 Florida
ElderCare Resources Corp. f/k/a Health Resources of Tazewell, Inc.   Corporation                 Delaware
Elmwood Health Resources, Inc.                                       Corporation                 Delaware
Encare of Massachusetts, Inc.                                        Corporation                 Delaware
Encare of Mendham,Inc.                                               Corporation                 New Jersey
Encare of Pennypack, Inc.                                            Corporation                 Pennsylvania
Encare of Quakertown, Inc.                                           Corporation                 Pennsylvania
Encare of Wyncote, Inc.                                              Corporation                 Pennsylvania
Genesis Eldercare Adult Day Health Services, Inc.                    Corporation                 Pennsylvania
Genesis ElderCare Centers I, Inc.                                    Corporation                 Delaware
Genesis ElderCare Centers II, Inc.                                   Corporation                 Delaware
Genesis ElderCare Centers III, Inc.                                  Corporation                 Delaware
Genesis Eldercare Corp.                                              Corporation                 Delaware
Genesis ElderCare Diagnostic Services, Inc. f/k/a Diversified        Corporation                 Pennsylvania
Diagnostics, Inc.
Genesis Eldercare Home Care Services, Inc. f/k/a Healthcare          Corporation                 Pennsylvania
Services Network, Inc.
Genesis Eldercare Home Health Services - Southern, Inc.              Corporation                 Pennsylvania
Genesis ElderCare Hospitality Services, Inc. f/k/a HCHS, Inc.        Corporation                 Pennsylvania
Genesis ElderCare Living Facilities, Inc.                            Corporation                 Pennsylvania
Genesis Eldercare Management Services, Inc. f/k/a Bluefield Manor,   Corporation                 Delaware
Inc.
Genesis Eldercare National Centers, Inc. f/k/a National Health Care  Corporation                 Florida
Affiliates, Inc.
Genesis ElderCare Network Services of Massachusetts, Inc.            Corporation                 Pennsylvania
Genesis Eldercare Network Services, Inc. f/k/a Genesis Management    Corporation                 Pennsylvania
Resources, Inc. f/k/a Total Care Systems, Inc.
Genesis ElderCare Partnership Centers, Inc.                          Corporation                 Delaware
Genesis Eldercare Physician Services, Inc. f/k/a Genesis Physician   Corporation                 Pennsylvania
Services, Inc. f/k/a Genesis Health Ventures Linen Services, Inc.

                                                                                                   State of
Entity Name                                                          Entity Type                 Organization
----------------------------------------------------------------------------------------------------------------------
Genesis Eldercare Properties, Inc.                                   Corporation                 Pennsylvania
Genesis Eldercare Rehabilitation Management Services, Inc. f/k/a     Corporation                 Pennsylvania
Robindale Medical Services, Inc.
Genesis Eldercare Staffing Services, Inc. f/k/a Staff Replacement    Corporation                 Pennsylvania
Services, Inc. f/k/a SRS Acquisition Corporation
Genesis ElderCare Transportation Services, Inc. f/k/a HSS-PARA       Corporation                 Pennsylvania
Transit, Inc.
Genesis Health Services Corporation                                  Corporation                 Delaware
Genesis Health Ventures of Arlington, Inc.                           Corporation                 Pennsylvania
Genesis Health Ventures of Bloomfield, Inc.                          Corporation                 Pennsylvania
Genesis Health Ventures of Clarks Summit, Inc.                       Corporation                 Pennsylvania
Genesis Health Ventures of Indiana, Inc.                             Corporation                 Pennsylvania
Genesis Health Ventures of Lanham, Inc.                              Corporation                 Pennsylvania
Genesis Health Ventures of Massachusetts, Inc.                       Corporation                 Pennsylvania
Genesis Health Ventures of Naugatuck, Inc.                           Corporation                 Pennsylvania
Genesis Health Ventures of New Garden, Inc.                          Corporation                 Pennsylvania
Genesis Health Ventures of Point Pleasant, Inc.                      Corporation                 Pennsylvania
Genesis Health Ventures of Salisbury, Inc.                           Corporation                 Pennsylvania
Genesis Health Ventures of Wayne, Inc.                               Corporation                 Pennsylvania
Genesis Health Ventures of West Virginia, Inc.                       Corporation                 Pennsylvania
Genesis Health Ventures of Wilkes-Barre, Inc.                        Corporation                 Pennsylvania
Genesis Health Ventures of Windsor, Inc.                             Corporation                 Pennsylvania
Genesis Health Ventures, Inc.                                        Corporation                 Pennsylvania
Genesis Healthcare Centers Holdings, Inc.                            Corporation                 Delaware
Genesis Holdings, Inc.                                               Corporation                 Delaware
Genesis Immediate Med Center, Inc.                                   Corporation                 Pennsylvania
Genesis Properties of Delaware Corporation                           Corporation                 Delaware
Genesis SelectCare Corp.                                             Corporation                 Pennsylvania
Genesis/VNA Partnership Holding Company, Inc.                        Corporation                 Pennsylvania
Genesis-Crozer Partnership Holding Company, Inc.                     Corporation                 Pennsylvania
Geriatric & Medical Companies, Inc. f/k/a Geriatric & Medical        Corporation                 Delaware
Centers, Inc.
Geriatric and Medical Services, Inc.                                 Corporation                 New Jersey
Geriatric and Medical Investments Corporation                        Corporation                 Delaware
GeriMed Corp.                                                        Corporation                 Pennsylvania
GHV at Salisbury Center, Inc.                                        Corporation                 Pennsylvania
Glenmark Associates, Inc.                                            Corporation                 West Virginia
Glenmark Associates-Dawn View Manor, Inc.                            Corporation                 West Virginia
Glenmark Properties, Inc.                                            Corporation                 West Virginia
GMA Partnership Holding Company, Inc.                                Corporation                 West Virginia
GMA-Brightwood, Inc.                                                 Corporation                 West Virginia
GMA-Construction, Inc.                                               Corporation                 West Virginia
GMA-Madison, Inc.                                                    Corporation                 West Virginia
GMA-Uniontown, Inc.                                                  Corporation                 Pennsylvania
GMC Leasing Corporation                                              Corporation                 Delaware
GMC Medical Consulting Services, Inc. d/b/a Rehab Technologies Corp. Corporation                 Pennsylvania
GMC-LTC Management, Inc.                                             Corporation                 Pennsylvania
GMS Insurance Services, Inc.                                         Corporation                 Pennsylvania

                                                                                                   State of
Entity Name                                                          Entity Type                 Organization
----------------------------------------------------------------------------------------------------------------------
GMS Management - Tucker, Inc.                                        Corporation                 Pennsylvania
GMS Management, Inc.                                                 Corporation                 Pennsylvania
Governor's House Nursing Home, Inc.                                  Corporation                 Delaware
H.O. Subsidiary, Inc. f/k/a HealthObjects, Inc.                      Corporation                 Maryland
Health Concepts and Services, Inc.                                   Corporation                 Maryland
Health Resources of Academy Manor, Inc.                              Corporation                 Delaware
Health Resources of Arcadia, Inc.                                    Corporation                 Delaware
Health Resources of Boardman, Inc.                                   Corporation                 Delaware
Health Resources of Bridgeton, Inc.                                  Corporation                 New Jersey
Health Resources of Brooklyn, Inc.                                   Corporation                 Delaware
Health Resources of Cedar Grove, Inc.                                Corporation                 New Jersey
Health Resources of Cinnaminson, Inc.                                Corporation                 New Jersey
Health Resources of Colchester, Inc.                                 Corporation                 Connecticut
Health Resources of Columbus, Inc. (f/k/a MRD Realty, Inc.)          Corporation                 Delaware
Health Resources of Cumberland, Inc.                                 Corporation                 Delaware
Health Resources of Eatontown, Inc.                                  Corporation                 New Jersey
Health Resources of Englewood, Inc.                                  Corporation                 New Jersey
Health Resources of Ewing, Inc.                                      Corporation                 New Jersey
Health Resources of Farmington, Inc.                                 Corporation                 Delaware
Health Resources of Gardner, Inc.                                    Corporation                 Delaware
Health Resources of Glastonbury, Inc.                                Corporation                 Connecticut
Health Resources of Groton, Inc.                                     Corporation                 Delaware
Health Resources of Jackson, Inc.                                    Corporation                 New Jersey
Health Resources of Karmenta and Madison, Inc.                       Corporation                 Delaware
Health Resources of Lakeview, Inc.                                   Corporation                 New Jersey
Health Resources of Lemont, Inc,                                     Corporation                 Delaware
Health Resources of Lynn, Inc. (f/k/a Marcella Home Health, Inc.)    Corporation                 New Jersey
Health Resources of Marcella, Inc.                                   Corporation                 Delaware
Health Resources of Montclair, Inc.                                  Corporation                 New Jersey
Health Resources of Morristown, Inc. (f/k/a P.W.O.N. Associates,     Corporation                 New Jersey
Inc.)
Health Resources of Norfolk, Inc.                                    Corporation                 Delaware
Health Resources of North Andover, Inc.                              Corporation                 Delaware
Health Resources of Norwalk, Inc.                                    Corporation                 Connecticut
Health Resources of Pennington, Inc. (f/k/a Emery Manor Health,      Corporation                 New Jersey
Inc.)
Health Resources of Ridgewood, Inc.                                  Corporation                 New Jersey
Health Resources of Rockville, Inc.                                  Corporation                 Delaware
Health Resources of Solomont/Brookline, Inc.                         Corporation                 Delaware
Health Resources of South Brunswick, Inc.                            Corporation                 New Jersey
Health Resources of Troy Hills, Inc. (f/k/a F.L. Associates, Inc.)   Corporation                 New Jersey
Health Resources of Voorhees, Inc.                                   Corporation                 New Jersey
Health Resources of Wallingford, Inc.                                Corporation                 Delaware
Health Resources of Warwick, Inc. (f/k/a GANCI Acquisition Corp.     Corporation                 Delaware
f/k/a RAC Acquisition Corp.)
Health Resources of Westwood, Inc. (f/k/a Health Resources of Rhode  Corporation                 Delaware
Island, Inc.)
Healthcare Rehab Systems, Inc. f/k/a Encare of Pennsylvania, Inc.    Corporation                 Pennsylvania

                                                                                                   State of
Entity Name                                                          Entity Type                 Organization
----------------------------------------------------------------------------------------------------------------------
Healthcare Resources Corp.                                           Corporation                 Pennsylvania
HealthObjects Corporation f/k/a Neighborware Health Systems, Inc.    Corporation                 Maryland
Helstat, Inc.                                                        Corporation                 West Virginia
Hilltop Health Care Center, Inc.                                     Corporation                 Delaware
HMNH Realty, Inc.                                                    Corporation                 Delaware
HNCA, Inc.                                                           Corporation                 Pennsylvania
Horizon Associates, Inc.                                             Corporation                 West Virginia
Horizon Medical Equipment and Supply, Inc.                           Corporation                 West Virginia
Horizon Mobile, Inc.                                                 Corporation                 West Virginia
Horizon Rehabilitation, Inc.                                         Corporation                 West Virginia
House of Campbell (The)                                              Corporation                 West Virginia
HR of Charlestown, Inc.                                              Corporation                 West Virginia
HRWV Huntington, Inc.                                                Corporation                 West Virginia
Innovative Health Care Marketing, Inc.                               Corporation                 Pennsylvania
Innovative Pharmacy Services, Inc.                                   Corporation                 New Jersey
Institutional Health Care Services, Inc.                             Corporation                 New Jersey
Keystone Nursing Home, Inc.                                          Corporation                 Delaware
Knollwood Manor, Inc.                                                Corporation                 Pennsylvania
Knollwood Nursing Home, Inc.                                         Corporation                 Delaware
Lakewood Health Resources, Inc.                                      Corporation                 Delaware
Laurel Health Resources, Inc.                                        Corporation                 Delaware
Lehigh Nursing Homes, Inc.                                           Corporation                 Pennsylvania
Liberty Health Corp. Ltd.                                            Corporation                 Bermuda
Life Support Medical Equipment, Inc.                                 Corporation                 Pennsylvania
Life Support Medical, Inc.                                           Corporation                 Pennsylvania
Lincoln Nursing Home, Inc.                                           Corporation                 Delaware
LRC Holding Company                                                  Corporation                 Delaware
LWNR, Inc.                                                           Corporation                 Delaware
Mabri Convalescent Center, Inc.                                      Corporation                 Connecticut
Madison Avenue Assisted Living, Inc.                                 Corporation                 New Jersey
Manor Management Corporation of Georgian Manor, Inc.                 Corporation                 Pennsylvania
Marlinton Partnership Holding Company, Inc.                          Corporation                 West Virginia
Marlinton Associates, Inc.                                           Corporation                 West Virginia
Marshfield Health Resources, Inc.                                    Corporation                 Delaware
McKerley Health Care Center - Concord, Inc.                          Corporation                 New Hampshire
McKerley Health Care Centers, Inc.                                   Corporation                 New Hampshire
Medical Services Group, Inc.                                         Corporation                 Maryland
Meridian Health, Inc. f/k/a MI Acquisition Corp.                     Corporation                 Pennsylvania
Meridian Healthcare Investments, Inc.                                Corporation                 Maryland
Meridian Healthcare, Inc. f/k/a MHC Acquisition Corp.                Corporation                 Pennsylvania
Metro Pharmaceuticals, Inc.                                          Corporation                 Pennsylvania
MHNR, Inc.                                                           Corporation                 Delaware
MNR, Inc.                                                            Corporation                 Delaware
Montgomery Nursing Homes, Inc.                                       Corporation                 Pennsylvania
Multicare AMC, Inc.                                                  Corporation                 Delaware
Multicare Acquisition Corp.                                          Corporation                 Delaware
Multicare Companies, Inc. (The) (a/k/a Century Care Corporation in   Corporation                 Delaware
New Jersey)
Multicare Home Health of Illinois, Inc.                              Corporation                 Delaware

                                                                                                   State of
Entity Name                                                          Entity Type                 Organization
----------------------------------------------------------------------------------------------------------------------
Multicare Member Holding Corp.                                       Corporation                 New Jersey
Multicare Payroll Corp.                                              Corporation                 New Jersey
National Pharmacy Service, Inc.                                      Corporation                 Pennsylvania
NeighborCare Infusion Services, Inc. f/k/a Vitalink Infusion         Corporation                 Delaware
Services, Inc.
NeighborCare of Indiana, Inc. f/k/a TeamCare of Indiana, Inc.        Corporation                 Indiana
NeighborCare of Northern California, Inc. f/k/a CompuPharm of        Corporation                 California
Northern California, Inc.
NeighborCare of Oklahoma, Inc. f/k/a Vitalink Subsidiary, Inc.       Corporation                 Oklahoma
NeighborCare of Virginia, Inc. f/k/a TeamCare of Virginia, Inc.      Corporation                 Virginia
NeighborCare of Wisconsin, Inc. f/k/a GCI Innovative Pharmacy, Inc.  Corporation                 Wisconsin
NeighborCare Pharmacies, Inc.                                        Corporation                 Maryland
NeighborCare Pharmacy Services, Inc. f/k/a Vitalink Pharmacy         Corporation                 Delaware
Services, Inc.
NeighborCare-Medisco, Inc. f/k/a Medisco Pharmacies, Inc.            Corporation                 California
NeighborCare-ORCA, Inc. f/k/a White, Mack & Wart, Inc. d/b/a Propac  Corporation                 Oregon
Pharmacy
NeighborCare-TCI, Inc.                                               Corporation                 Delaware
Network Ambulance Services, Inc. f/k/a Life Support Ambulance, Inc.  Corporation                 Pennsylvania
Multicare Acquisition Corp.                                          Corporation
North Madison, Inc.                                                  Corporation                 West Virginia
Northwestern Management Services, Inc.                               Corporation                 Delaware
Nursing and Retirement Center of the Andovers, Inc.                  Corporation                 Massachusetts
Oak Hill Health Care Center, Inc.                                    Corporation                 Virginia
Pharmacy Equities, Inc.                                              Corporation                 Pennsylvania
PHC Operating Corp.                                                  Corporation                 Delaware
Philadelphia Avenue Corporation                                      Corporation                 Pennsylvania
Pocahontas Continuous Care Center, Inc.                              Corporation                 West Virginia
Prescott Nursing Home, Inc.                                          Corporation                 Massachusetts
Professional Pharmacy Services, Inc.                                 Corporation                 Maryland
Progressive Rehabilitation Centers, Inc. (f/k/a Health Resources of  Corporation                 Delaware
Lakewood, Inc.)
Prospect Park LTC Management, Inc.                                   Corporation                 Pennsylvania
Providence Funding Corporation                                       Corporation                 Delaware
Providence Health Care, Inc.                                         Corporation                 Delaware
Providence Medical, Inc.                                             Corporation                 Ohio
Quakertown Manor Convalescent and Rehabilitation, Inc.               Corporation                 Delaware
Rest Haven Nursing Home, Inc.                                        Corporation                 West Virginia
Ridgeland Health Resources, Inc.                                     Corporation                 Delaware
River Pines Health Resources, Inc.                                   Corporation                 Delaware
Rivershores Health Resources, Inc.                                   Corporation                 Delaware
RLNR, Inc.                                                           Corporation                 Delaware
Roephel Convalescent Center, Inc.                                    Corporation                 New Jersey
Rose Healthcare, Inc.                                                Corporation                 New Jersey
Roxborough Nursing Home, Inc.                                        Corporation                 Pennsylvania

                                                                                                   State of
Entity Name                                                          Entity Type                 Organization
----------------------------------------------------------------------------------------------------------------------
RSNR, Inc.                                                           Corporation                 Delaware
RVNR, Inc.                                                           Corporation                 Delaware
S.T.B. Investors, LTD                                                Corporation                 New York
Schuylkill Nursing Home, Inc.                                        Corporation                 Pennsylvania
Schuylkill Partnership Acquisition Corp.                             Corporation                 Pennsylvania
Scotchwood Institutional Services, Inc.                              Corporation                 New Jersey
Scotchwood Massachusetts Holding Co., Inc.                           Corporation                 Delaware
Senior Living Ventures, Inc.                                         Corporation                 Pennsylvania
Senior Source, Inc.                                                  Corporation                 Massachusetts
Snow Valley Health Resources, Inc.                                   Corporation                 Delaware
Solomont Family Fall River Venture, Inc.                             Corporation                 Massachusetts
Solomont Family River Medford Venture, Inc.                          Corporation                 Massachusetts
State Street Associates, Inc. (f/k/a Genesis Health Ventures of      Corporation                 Pennsylvania
Brackenridge, Inc.)
Suburban Medical Services, Inc.                                      Corporation                 Pennsylvania
SVNR, Inc.                                                           Corporation                 Delaware
Therapy Care, Inc.                                                   Corporation                 Pennsylvania
TMC Acquisition Corp. f/k/a Troy Hills Assisted Living, Inc.         Corporation                 New Jersey
Transport Services, Inc.                                             Corporation                 Maryland
Tri State Mobile Medical Services, Inc.                              Corporation                 West Virginia
United Health Care Services, Inc.                                    Corporation                 Pennsylvania
Valley Medical Services, Inc.                                        Corporation                 Pennsylvania
Valley Transport Ambulance Service, Inc.                             Corporation                 Pennsylvania
Versalink, Inc.                                                      Corporation                 Delaware
Villas Realty & Investments, Inc.                                    Corporation                 Pennsylvania
Walnut LTC Management, Inc.                                          Corporation                 Pennsylvania
Wayside Nursing Home, Inc.                                           Corporation                 Delaware
Weisenfluh Ambulance Service, Inc.                                   Corporation                 Pennsylvania
West Phila. LTC Management, Inc.                                     Corporation                 Pennsylvania
Westford Nursing and Retirement Center, Inc.                         Corporation                 Massachusetts
Willow Manor Nursing Home, Inc.                                      Corporation                 Massachusetts
Wyncote Healthcare Corp.                                             Corporation                 Pennsylvania
York LTC Management, Inc.                                            Corporation                 Pennsylvania
ADS Home Health, Inc.                                                Corporation                 Delaware
ADS Management, Inc. a/k/a ADS/TMCI Management, Inc.                 Corporation                 Massachusetts
ADS Village Manor, Inc.                                              Corporation                 Massachusetts
ADS/Multicare, Inc.                                                  Corporation                 Delaware
Bethel Health Resources, Inc.                                        Corporation                 Delaware
Century Care Management, Inc. (f/k/a Century Management, Inc.)       Corporation                 Delaware
Chateau Village Health Resources, Inc.                               Corporation                 Delaware
ENR, Inc.                                                            Corporation                 Delaware
Genesis Eldercare Rehabilitation Services, Inc. f/k/a Team           Corporation                 Pennsylvania
Rehabilitation, Inc.
Health Resources of Middletown (RI), Inc.                            Corporation                 Delaware
Lake Manor, Inc.                                                     Corporation                 Pennsylvania
Pompton Care, Inc.                                                   Corporation                 New Jersey
Rose View Manor, Inc.                                                Corporation                 Pennsylvania
Stafford Convalescent Center, Inc. f/k/a MCV Realty, Inc.            Corporation                 Delaware
Arcadia Associates                                                   General Partnership         Massachusetts
McKerley Health Facilities                                           General Partnership         New Hampshire

                                                                                                   State of
Entity Name                                                          Entity Type                 Organization
----------------------------------------------------------------------------------------------------------------------
ADS Dartmouth General Partnership                                    General Partnership         Massachusetts
Automated HomeCare Systems, L.L.C                                    Limited Liability Company   Maryland
Breyut Convalescent Center, L.L.C.                                   Limited Liability Company   New Jersey
Encare of Mendham, L.L.C.                                            Limited Liability Company   New Jersey
Genesis ElderCare Employment Services, L.L.C.                        Limited Liability Company   Delaware
Genesis-Georgetown SNF/JV, L.L.C.                                    Limited Liability Company   Delaware
Glenmark Limited Liability Company I                                 Limited Liability Company   West Virginia
Health Resources of Bridgeton, L.L.C.                                Limited Liability Company   New Jersey
Health Resources of Cinnaminson, L.L.C.                              Limited Liability Company   New Jersey
Health Resources of Cranbury, L.L.C. (merged with Health Resources   Limited Liability Company   New Jersey
of Cranbury, Inc. and Cranbury Care Center, Inc. (a non GEC entity)
in 09/99)
Health Resources of Eatontown, L.L.C. (merged with Laurel            Limited Liability Company   New Jersey
Associates, Inc., a non Multicare entity)
Health Resources of Emery, L.L.C,                                    Limited Liability Company   New Jersey
Health Resources of Englewood, L.L.C.                                Limited Liability Company   New Jersey
Health Resources of Ewing, L.L.C.                                    Limited Liability Company   New Jersey
Health Resources of Fairlawn, L.L.C.                                 Limited Liability Company   New Jersey
Health Resources of Jackson, L.L.C.                                  Limited Liability Company   New Jersey
Health Resources of Lakeview, L.L.C.                                 Limited Liability Company   New Jersey
Health Resources of Ridgewood, L.L.C.                                Limited Liability Company   New Jersey
Health Resources of South Brunswick, LLC                             Limited Liability Company   New Jersey
Health Resources of West Orange, L.L.C.                              Limited Liability Company   New Jersey
Main Street Pharmacy, L. L. C.                                       Limited Liability Company   Maryland
Pompton Care, L.L.C.                                                 Limited Liability Company   New Jersey
Respiratory Health Services, L. L. C.                                Limited Liability Company   Maryland
Roephel Convalescent Center, L.L.C.                                  Limited Liability Company   New Jersey
Total Rehabilitation Center, L.L.C.                                  Limited Liability Company   New Jersey
ADS Apple Valley Limited Partnership                                 Limited Partnership         Massachusetts

                                                                                                   State of
Entity Name                                                          Entity Type                 Organization
----------------------------------------------------------------------------------------------------------------------
ADS Hingham Limited Partnership                                      Limited Partnership         Massachusetts
ASCO Healthcare of New England, Limited Partnership                  Limited Partnership         Maryland
Brevard Meridian Limited Partnership                                 Limited Partnership         Maryland
Care4, L.P.                                                          Limited Partnership         Delaware
Catonsville Meridian Limited Partnership                             Limited Partnership         Maryland
Cumberland Associates of Rhode Island, L.P.                          Limited Partnership         Delaware
Easton Meridian Limited Partnership                                  Limited Partnership         Maryland
Edella Street Associates                                             Limited Partnership         Pennsylvania
Genesis ElderCare Centers I, L. P.                                   Limited Partnership         Delaware
Genesis ElderCare Centers II, L. P.                                  Limited Partnership         Delaware
Genesis ElderCare Centers III, L. P.                                 Limited Partnership         Delaware
Genesis Health Ventures of West Virginia, Limited Partnership        Limited Partnership         Pennsylvania
Genesis Properties Limited Partnership                               Limited Partnership         Pennsylvania
Genesis Properties of Delaware Ltd. Partnership, L.P.                Limited Partnership         Delaware
Greenspring Meridian Limited Partnership                             Limited Partnership         Maryland
Groton Associates of Connecticut, L.P.                               Limited Partnership         Delaware
Hallmark Healthcare Limited Partnership                              Limited Partnership         Maryland
Hammonds Lane Meridian Limited Partnership                           Limited Partnership         Maryland
Holly Manor Associates of New Jersey, L.P.                           Limited Partnership         Delaware
McKerley Health Care Center - Concord Limited Partnership            Limited Partnership         New Hampshire
Mercerville Associates of New Jersey, L.P.                           Limited Partnership         Delaware
Meridian Edgewood Limited Partnership                                Limited Partnership         Maryland
Meridian Perring Limited Partnership                                 Limited Partnership         Maryland
Meridian Valley Limited Partnership                                  Limited Partnership         Maryland
Meridian Valley View Limited Partnership                             Limited Partnership         Maryland
Meridian/Constellation Limited Partnership                           Limited Partnership         Maryland
Middletown (RI) Associates of Rhode Island,L.P.                      Limited Partnership         Delaware
Millville Meridian Limited Partnership                               Limited Partnership         Maryland
Norristown Nursing and Rehabilitation Center Associates,
   L.P.                                                              Limited Partnership         Pennsylvania
North Cape Convalescent Center Associates, L. P.                     Limited Partnership         Pennsylvania
Northwest Total Care Center Associates, L. P.                        Limited Partnership         New Jersey
Philadelphia Avenue Associates                                       Limited Partnership         Pennsylvania
Point Pleasant Haven Limited Partnership                             Limited Partnership         West Virginia
Pompton Associates, L.P.                                             Limited Partnership         New Jersey
Raleigh Manor Limited Partnership                                    Limited Partnership         West Virginia
River Street Associates                                              Limited Partnership         Pennsylvania
Romney Health Care Center Ltd., Limited Partnership                  Limited Partnership         West Virginia
Seminole Meridian Limited Partnership                                Limited Partnership         Maryland
Sisterville Haven Limited Partnership                                Limited Partnership         West Virginia
State Street Associates, L.P.                                        Limited Partnership         Pennsylvania
Straus Group-Hopkins House, L.P. (The)                               Limited Partnership         New Jersey
Straus Group-Old Bridge, L.P. (The)                                  Limited Partnership         New Jersey
Straus Group-Quakertown Manor, L.P. (The)                            Limited Partnership         New Jersey
Straus Group-Ridgewood, L.P. (The)                                   Limited Partnership         New Jersey
Teays Valley Haven Limited Partnership                               Limited Partnership         West Virginia
Therapy Care Systems, L.P. a/k/a Therapy Care Systems Limited        Limited Partnership         Pennsylvania
Partnership
Volusia Meridian Limited Partnership                                 Limited Partnership         Maryland
Wallingford Associates of Connecticut, L.P.                          Limited Partnership         Delaware
Warwick Associates of Rhode Island, L.P.                             Limited Partnership         Delaware
Westford Nursing and Retirement Center, Limited Partnership          Limited Partnership         Massachusetts
ADS Recuperative Center Limited Partnership                          Limited Partnership         Massachusetts
Lake Washington, Ltd.                                                Limited Partnership         Florida
Alliance Pharmacy Services, L.L.C.                                   Limited Liability Company   Indiana
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